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                                                                   EXHIBIT 10.21


                                    FORM OF
               INCENTIVE STOCK OPTION AND RESTRICTION AGREEMENT
                       UNDER THE VOYAGER HOLDINGS, INC.
                     1998 STOCK OPTION AND INCENTIVE PLAN


Name of Optionee:
No. of Option Shares: Shares
Grant Date: January 1, 1999
Expiration Date: January 1, 2009
Exercise Price/Share: $.25

     Pursuant to the Voyager Holdings, Inc. 1998 Stock Option Incentive Plan (as amended through the date hereof, the "Plan"), Voyager Holdings, Inc. (the "Company") hereby grants to the Optionee named above an option (the "Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares (the "Option Shares") of Common Stock, $.0001 par value per share (the "Common Stock"), of the Company specified above at the Exercise Price (as defined below) subject to the terms and conditions set forth herein and in the Plan.

     1.   Vesting Schedule.  No portion of this Option may be exercised until
          ----------------
such portion shall have vested. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, this Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated below (the "Vesting Schedule"):

             Number of
             ---------
     Option Shares Exercisable                Vesting Date
     -------------------------                ------------

                                             January 1, 2000
                                             January 1, 2001
                                             January 1, 2002
                                             January 1, 2003

     In the event of a Change of Control of the Company as defined in Section 16 of the Plan, the Administrator may, in its sole discretion, take such action with respect to the Vesting Schedule of this Option as it reasonably determines appropriate and in the best interests of the Company and in accordance with the Plan. Once vested, this Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

     2.   Manner of Exercise.
          ------------------

          (a) The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Administrator of his election to purchase some or all of the vested Option
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Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased and shall be accompanied by payment therefor in: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; and (ii) with the consent of the Administrator, in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six
(6) months.

          (b) The delivery of certificates representing the exercised Option Shares will be contingent upon the Company's receipt from the Optionee of full payment of the Exercise Price for such Option Shares, as set forth above, and any agreement, statement or other evidence that the Company may reasonably require to satisfy itself that the issuance of Common Stock pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Common Stock will be in compliance with applicable laws and regulations and the Plan, including, without limitation:

               (i) Receipt of a representation from the Optionee at the time of exercise of the Option that the Optionee is purchasing such Common Stock for the Optionee's own account and not with a view to any sale or distribution thereof;

               (ii) If the Optionee has not already done so, the execution and delivery by the Optionee of an Employee Agreement Regarding Inventions, Confidentiality and Non-Competition in the form of Exhibit A attached
                                                        ---------
     hereto (the "Non-Competition Agreement").

               (iii) The legending of all certificates representing such Common Stock substantially as follows:

               "The transferability of this Certificate and of the shares of stock represented hereby are subject to the restrictions, terms and conditions contained in a certain Incentive Stock Option and Restriction Agreement dated as of January 1, 1999 between the Company and the holder of this Certificate, a copy of which will be provided to the holder of this Certificate without charge upon request."

          and

               "The shares represented by this Stock Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The shares may not be sold or transferred in the absence of such registration or an exemption from such registration."


     The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares subject to this Option unless and until this Option

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shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the certificates representing such Option Shares exercised to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock for which the Optionee has exercised this Option.

          (c) The minimum number of shares with respect to which this Option may be exercised at any one time shall be 1,000 shares, unless the number of shares with respect to which this Option is being exercised is the total number of shares subject to exercise under this Option at the time.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date hereof.

     3.   Termination of Employment.  If the Optionee's employment by the
          -------------------------
Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death.  If the Optionee's employment terminates
              ------------------------
by reason of death, any vested portion of this Option held by the Optionee at such time of termination shall become fully exercisable and may thereafter be exercised by the Optionee's legal representative or legatee for a period of three (3) months from the date of death or until the Expiration Date, if earlier.

          (b) Termination Due to Disability.  If the Optionee's employment
              -----------------------------
terminates by reason of Disability (as defined below), any vested portion of this Option held by the Optionee at such time of termination shall become fully exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the 12-month period provided in this
Section 3(b) shall extend such period for another twelve (12) months from the date of death or until the Expiration Date, if earlier.

          (c) Termination for Cause.  If the Optionee's employment terminates
              ---------------------
for Cause (as defined below), any Option held by the Optionee shall terminate immediately and be of no further force and effect.

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          (d) Other Termination.  If the Optionee's employment terminates for
              -----------------
any reason other than death, Disability, or Cause, and unless otherwise determined by the Administrator, any vested portion of this Option held by the Optionee at such time of termination may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. Any Option that is not vested and exercisable at such time of termination of employment shall terminate immediately and be of no further force or effect.

          (e) Definitions.  For purposes hereof, a termination of employment by
              -----------
reason of "Disability" shall mean the Optionee's employment terminates by reason of the Optionee's inability to perform the Optionee's normal required services for the Company and its Subsidiaries for a period of six (6) consecutive months by reason of the Optionee's mental or physical disability as determined by the Administrator in good faith in its sole discretion, any Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the 12-month period provided in this Section 3(b) shall extend such period for another twelve (12) months from the date of death or until the Expiration Date, if earlier. For purposes hereof, a termination of employment for "Cause" shall mean the occurrence of one or more of the following: (i) the Optionee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any subsidiary, as determined by the Administrator in good faith in its sole discretion; (ii) the Optionee engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Administrator in good faith in its sole discretion; (iii) any material act or omission by the Optionee involving malfeasance or negligence in the performance of the Optionee's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee within thirty (30) days after written notice from the Company of any such act or omission; (iv) failure by the Optionee to comply in any material respect with any written policies or directives of the Company as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee within ten (10) days after written notice from the Company of such failure; or (v) material breach by the Optionee of the Optionee's Non-Competition Agreement with the Company as determined by the Administrator in good faith in its sole discretion.

          (f) Miscellaneous.  The Administrator's determination of the reason
              -------------
for termination of the Optionee's employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. All unvested Option Shares shall be cancelled immediately upon any termination of employment and shall not be exercisable by the Optionee. Notwithstanding the foregoing provisions of this Section 3, all Option exercises with respect to vested Option Shares subsequent to any termination as provided above shall be subject to the terms and provisions of Section 4 hereof.

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     4.   Repurchase of Option Shares at the Option of the Company.
          --------------------------------------------------------
Notwithstanding Section 3, the Company shall have the right ("Repurchase Option") to purchase all or any part of the vested Option Shares, whether exercised or unexercised, as set forth in this Section 4. The Repurchase Option shall be exercisable by the Company in its sole discretion, and nothing herein shall be interpreted as requiring the Company to repurchase the vested Option Shares under any circumstances. In the event the Company exercises the Repurchase Option, the Option Shares shall be deemed repurchased by the Company upon delivery of the Purchase Price (as defined below) therefor, if any, and the Optionee shall cease to be the owner thereof without any other action on the part of the Optionee.

          (a) Circumstances Giving Rise to Repurchase Option.  The Repurchase
              ----------------------------------------------
Option shall be effective and exercisable in the event of termination of employment of the Optionee with the Company for any reason; provided, that for
                                                            --------
purposes of this Section 4, employment with a direct or indirect wholly-owned Subsidiary of the Company shall be deemed to be employment with the Company.

          (b) Exercise of Repurchase Option.  The Company may exercise the
              -----------------------------
Repurchase Option by delivering written notice (the "Exercise Notice") to the Optionee within thirty (30) days after (i) the date of termination of such Optionee's employment or (ii) the expiration of the period of time in which the Optionee may exercise this Option pursuant to Section 3 hereof, as applicable. The Company shall designate in the Exercise Notice the date, time and place for the closing of the repurchase (the "Repurchase Closing"), which shall not in any event be more than thirty (30) days after delivery of the Exercise Notice.

          (c) Purchase Price and Terms of Sale; Closing.  The purchase price per
              -----------------------------------------
share (the "Purchase Price") for any repurchase pursuant to this Section 4 shall be the Fair Market Value of each such share of Common Stock. As used herein, the term "Fair Market Value" shall mean, (x) if the Common Stock is publicly-traded as of the Repurchase Closing, the average per share closing price for the twenty (20) previous days of trading and (y) if the Common Stock is not publicly-traded as of the Repurchase Closing, the fair market value per share of Common Stock as determined by the Board of Directors. At the Repurchase Closing, the Company (or its assignee) shall pay to the Optionee (or his executor or administrator, as the case may be) the Purchase Price by delivery of a certified bank check and the Optionee (or his executor or administrator, as the case may be) shall deliver to the Company (or its assigns) the certificate or certificates representing all of the vested Option Shares to be repurchased, in each case duly endorsed for transfer and free and clear of any liens, pledges or encumbrances.

     5.   Restrictions on Transfer
          ------------------------

          (a) Generally.  The Optionee agrees that he or she shall not transfer,
              ---------
whether voluntarily, involuntarily or by operation of law (including the laws of bankruptcy and insolvency), any Option Shares or any interest therein now held or hereafter acquired, except for transfers made in compliance with the provisions of Section 5(b) hereof.

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          (b)  Right of First Refusal. (i) If the Optionee desires to transfer
               ----------------------
all or any part of the exercised Option Shares to any person other than the Company or any person unaffiliated with the Optionee (an "Offeror"), the Optionee shall: (A) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (B) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within ten (10) days after receipt of the Option Notice, a written counternotice to the Optionee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within thirty (30) days from the date of delivery by the Company of such counter-notice.

               (ii) The Optionee may, for sixty (60) days after the expiration of the 10-day option period as set forth in Section 5(b)(i), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assigns. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 5.

               (iii) If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 5 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

               (iv) If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assigns pursuant to this Section 5, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look only to the Company for payment.

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               (v)  The first refusal rights of the Company set forth in this
     Section 5 shall remain in effect until the closing of an underwritten initial public offering of Common Stock.

     6.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     7.   Transferability.  This Agreement is personal to the Optionee, is non-
          ---------------
assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.

     8.   Status of the Option.  This Option is intended to qualify as an
          --------------------
"incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Option, he or she will notify the Company within thirty (30) days after such disposition.

     9.   Parties.  This Agreement shall be binding upon the parties hereto and
          -------
their heirs, representatives, successors and assigns. The Company may assign its rights hereunder either generally or from time to time to one or more substitute purchasers of Option Shares which it has the right to purchase pursuant to Sections 4 and 5 hereof.

     10.  Equitable Relief.  Notwithstanding Section 12 hereof, the parties
          ----------------
hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, shall be available to enforce the provisions of this Agreement.

     11.  No Special Employment Rights.  Nothing contained in this Agreement
          ----------------------------
shall confer upon the Employee any right with respect to the continuation of his employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary at any time to terminate such employment or to increase or decrease the compensation or any other employment benefit of the Employee. The Employee acknowledges and agrees that the provisions contained herein regarding the distinctions between without cause and for cause employment terminations relate solely to the determination of the exercisability of vested Options upon termination of the Optionee's employment.

                                       7
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     12.  Miscellaneous.
          -------------

          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) Pursuant to Section 15 of the Plan, the Administrator may at any time amend or cancel any outstanding portion of this Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

     13.  Dispute Resolution.  Any dispute arising out of or relating to this
          ------------------
Agreement or the breach, termination or validity hereof shall be finally settled by arbitration conducted expeditiously in accordance with the CPR Institute for Dispute Resolution Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The CPR Institute for Dispute Resolution shall appoint a neutral advisor from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S)(S)1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Detroit, Michigan.

     Such proceedings shall be administered by the neutral advisor in accordance with the CPR Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

          (a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

          (b) no other discovery;

          (c) hearings before the neutral advisor which shall consist of a summary presentation by each side of not more than three hours; such hearings to take place in one or two days at a maximum; and

          (d) decision to be rendered not later than ten (10) days following such hearings.

     Each of the parties hereto (a) hereby unconditionally and irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction located in the State of Michigan for the purpose of enforcing the award or decision in any such proceeding and (b) hereby waives, and agrees not to assert in any civil action to enforce the award, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that the civil action is brought in an inconvenient forum, that the venue of the civil action is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon

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to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided,
                                                                       --------
however, that any party may at its option bring suit, or institute other
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judicial proceedings, in any state or federal court of the United States or of any country or place where the other parties or their assets, may be found.

          Notwithstanding the foregoing, it is specifically understood and agreed that certain breaches of this Agreement will result in irreparable injury to the parties hereto, that the remedies available to the parties at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which the parties may have, a party may enforce its rights by an action for specific performance and the parties expressly waive the defense that a remedy in damages will be adequate, all as set forth in Section 10 hereof.

                                    VOYAGER HOLDINGS, INC.


                                By:
                                   --------------------------------
                                    Name:
                                    Title:


                                       9
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     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated:
                              Optionee's Signature:
                                                   ----------------------------
                              Optionee's name and address:
                                                          ---------------------

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